                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 6, 2001

                         NCO PORTFOLIO MANAGEMENT, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                            000-32403                    23-3005839
------------------------------        --------------------------     ------------------------
(State or other jurisdiction           (Commission File Number)         (I.R.S. Employer
of incorporation or organization)                                     Identification Number)

                               1705 Whitehead Road
                            Baltimore, Maryland 21207
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          (Address of principal executive offices, including zip code)


                                 (410) 594-7000
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              (Registrant's telephone number, including area code)


       --------------------------------------------------------------------
          (Former name or former address if changed since last report)


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ITEM 5.  Other Events

On November 6, 2001, NCO Portfolio Management, Inc. issued a press release commenting on the completion of the third quarter 2001 results. A copy of this press release appears as Exhibit 99.1 to this report and is herein incorporated by reference.

On November 7, 2001, NCO Portfolio Management, Inc. conducted its third quarter 2001 conference call to discuss the results of operations. A copy of the call's transcript appears as Exhibit 99.2 to this report and is herein incorporated by reference.



ITEM 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired

         Not Applicable

         (b)      Pro Forma Financial Information

         Not Applicable

         (c)      Exhibits

         The following exhibits are furnished with this Report on Form 8-K:

Number   Title
------   -----

99.1     Press Release of NCO Portfolio Management, Inc. dated November 6, 2001.
99.2     Transcript of conference call dated November 7, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NCO Portfolio Management, Inc.



Date: November 14, 2001            /s/ Richard J. Palmer
                                   -------------------------------------------
                                   Title:  Senior Vice President, Finance and
                                           Chief Financial Officer


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